Exhibit 99.3

Mavenir Systems, Inc.
Announcement of Ulticom Agreement and Financial Update Conference Call Transcript
January 13, 2015

CORPORATE PARTICIPANTS
Maryvonne Tubb
Investor Relations Officer
Pardeep Kohli
President, Chief Executive Officer & Director
Terry Hungle
Chief Financial Officer

OTHER PARTICIPANTS

Brian Modoff
Deutsche Bank Securities, Inc.
Meta A. Marshall
Morgan Stanley & Co. LLC
Tal Liani
Bofa Merrill Lynch
Ryan C. Hutchinson
Pacific Crest Securities LLC
Matt Robison
Wunderlich Securities, Inc.
Sanjiv R. Wadhwani
Stifel, Nicolaus & Co., Inc.

MANAGEMENT DISCUSSION SECTION

Operator: Good morning. My name is Ellis, and I will be your conference operator today. At this time, I would like to welcome everyone to the Mavenir Systems Corporate and Financial Update Conference Call. All lines have been placed on mute to prevent any background noise. After the speakers' remarks, there will be a question-and-answer session. [Operator Instructions] Thank you.
Ms. Maryvonne Tubb, you may begin your conference.
Maryvonne Tubb:
Thank you very much. Good morning, everyone. Thank you for joining us on short notice on this update conference call. With me on today's call are Pardeep Kohli, Mavenir Systems' President and Chief Executive Officer; and Terry Hungle, Mavenir Systems' Chief Financial Officer. This morning, Mavenir Systems issued press release related to

Exhibit 99.3

the topics to be covered on this call, copies of which can be accessed on our website or on the SEC's EDGAR website.
We would like to remind you that during the course of this conference call, Mavenir Systems' management may make forward-looking statements, including statements regarding the company's future financial and operating results, future market conditions, plans and objectives of management for future operations and the company's future product offerings. These forward-looking statements are not historical facts, but are rather based on Mavenir Systems' current expectations and beliefs and are based on information currently available to us.
The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to, those factors contained in the Risk Factors section of our annual report on Form 10-K for the year ended December 31, 2013, and in other SEC filings we make from time to time as well as our Form 10-K for the year ended December 31, 2014 when it is available. In light of Regulation FD, we advise you it is Mavenir Systems' policy not to comment on our financial guidance other than in public communications.
Please note that we will discuss certain non-GAAP measures on this call. These non-GAAP measures exclude the effects of certain expenses, specifically stock-based compensation, depreciation and amortization, foreign exchange gains and losses, interest and taxes as adjusted for uncertain tax positions, component and non-recurring acquisition and restricting costs. We will provide a detailed reconciliation of any non-GAAP measures when we release our full earnings for the fourth quarter of 2014.
So, it is my pleasure to now turn the call over to Mavenir Systems' President and CEO, Pardeep Kohli. Pardeep?
Pardeep Kohli:
Good morning. I would like to wish you a very happy new year and thanks for taking time to attend our update and first conference call in 2015. We are excited to announce the acquisition of privately-held company called Ulticom, an industry leader in telecom signaling solutions with a virtualized software-based Diameter signaling solution that is an essential element in a mobile network transformation to 4G LTE. Ulticom has deployed its Diameters in 10 carrier networks globally, two of which are among the world's top 10 mobile network operators.
Mavenir has an exciting partnership - has an existing partnership with Ulticom to resell its Diameter signaling solutions for which we already have five customers globally. With this acquisition, Mavenir will accomplish three key objectives: augment our IP core networking portfolio with Diameter signaling solution as 4G LTE networks enter the next phase in network evolution. Second, capitalize on the need for dynamic software performance to scale and interconnect mobile operator NFV networks. Third, acquire major Tier 1 customers and deep channel relationships in a transaction that is accretive to our gross margins.
Now, the first one, Mavenir enhances its portfolio of next-generation software products and solutions to include a scalable virtualized Diameter Signaling Controller, which is an increasingly critical component needed to efficiently scale mobile operator networks and secure - securely provide interoperable 4G LTE and Voice over LTE services.
Diameter and SIP are the key protocols, which comprise the signaling fabric to interconnect next-generation 4G LTE networks. And with our Ulticom's Diameter signaling solution and our own virtualized Session Border Controller, we now have the key components in our portfolio needed to address this next stage of network evolution.
Ulticom's Diameter signaling solution address three deployment models as network and VoLTE. Their Diameter signaling solution is a centralized signaling hub that simplifies network technologies as they scale up in size and complexity.
Their Diameter routing agent is deployed at the network edge to secure and efficiently interconnect operator networks to enable the roaming and service interoperability requirements and their Diameter SS7 Gateway provides an essential interworking function to bridge next-generation and legacy networks and help operators cost-effectively maintain parallel core networks. According to Exact Ventures, Diameter signaling market is forecast to grow at

Exhibit 99.3

28% annually to $1.6 billion in 2019. With major acquisitions of independent Diameter signaling vendors in the last couple of years, we believe that the changing competitive landscape has created an opportunity, which we can capitalize upon.
This transition to NFV network and growth of VoLTE traffic provides Mavenir a competitive advantage as an end-to-end supplier of software-based Diameter signaling solutions.
Second, Ulticom's Diameter software products are uniquely designed for dynamic performance with adaptive signal control capabilities that are essential to optimize elasticity and orchestration in NFV networks to intelligently scale up and grow[indiscernible] (6:10).
Ulticom's technology is aligned to Mavenir's approach of leveraging software based products and solutions to meet NFV requirements to automatically scale 4G LTE networks and adapt to variety of innovative deployment model.
As the industry transitions to NFV, Ulticom is competitively well positioned with deep experience in signaling control and a virtualized Diametric product designed to simplify the management and operations of software networks. Ulticom has deep customer and channel relationships, providing signaling control solutions to carriers in 7,000 deployments across 300 networks in over 100 countries, providing significant breadth in Mavenir's access to global markets for mobile network transformation.
Ulticom has deployed software-based Diameter solutions in 10 major mobile operators globally, which nicely complement Mavenir's broad customer base for next-generation VoLTE, RCS and IP core network solutions.
This transaction is accretive for two reasons: First, we are now going to market this product directly and are actively bidding it as part of our responses to several commercial opportunities globally. We believe we'll be able to compete more effectively with direct control over the product strategy and development and by tightly integrating Ulticom's Diameter signaling solution with our M1 software platform. Second, Ulticom's 2000 results generated over $22 million in revenue with a profitable earnings that generated positive cash flow.
Now let me take this opportunity to provide you a corporate update on the fourth quarter and 2014 calendar year. We added eight new customer wins in fourth quarter for our next-generation software products and solutions, highlighted by new customer wins with multinational mobile operator groups in each of the three regions. We experienced faster momentum with our strategic growth initiative by winning four new SPC customers and two new EPC customers in the fourth quarter, bringing our total number of customers for each solution to 11 and 3 respectively.
Strong service provider demand for Voice over Wi-Fi was a key driver in the fourth quarter leading to four of the eight new customer wins, two of which also include Voice over LTE. In addition, two existing customers that have commercially launched Voice over Wi-Fi also purchase our Evolved Packet Data Gateway to enhance their solutions with seamless mobility between LTE and Wi-Fi.
Apple's iPhone 6 introduction and support of Voice over Wi-Fi calling in iOS 8 turned out to be catalyst for mobile operators to monetize their investments in VoLTE by extending...
[indiscernible] (8:50 - 8:59)
And in fact several of our VoLTE customers have decided to put their VoLTE solutions into service for Voice over Wi-Fi calling ahead of actually launching VoLTE. Also with the introduction of Wi-Fi calling, mobile operators are beginning to innovate by introducing new services such as text messaging on airplanes, seamless mobility between LTE and Wi-Fi and free international calling.
We have seen good progress in market for both VoLTE and RCS solutions in 2014 with two new wins for VoLTE and two new customer wins for RCS in the fourth quarter, which brings the total number of customers for each solution to 17. We also anticipate increased VoLTE momentum in 2015 with several launches taking place in Western Europe and Northern Europe as well as other leading markets in other regions around the globe. With the initial wave of VoLTE launches by leading operators including solutions, launched by T-Mobile using Mavenir Converged IMS Solution, we anticipate the pace of service innovation will increase as operators focus on services and service models.

Exhibit 99.3

Beyond VoLTE, now that leading operators have next-generation all-IP core in service for voice, they have competitive infrastructure as over-the-top service providers and therefore will be able to leverage VoLTE as a platform to introduce video and Rich Communication Services as well as extend those services to a multi-device ecosystems including smartphones, tablets, laptops, web browsers, et cetera.
We're also seeing operators turn to innovative technologies such as WebRTC to enable new revenue-generating services. We are providing our WebRTC Gateway to mobile operators to extend RCS or Rich Communication Services to the web as well as expose APIs to third-party application developers to create new innovative applications that leverage operators' network. This trend is illustrated by a new customer win for our WebRTC Gateway in the fourth quarter with a large Tier-1 multinational mobile operator group.
Now Terry Hungle will provide our financial update.
Terry Hungle:
Thank you, Pardeep. Before I get started, and while Maryvonne pointed this out during her introductory remarks, I would like to remind you that unless otherwise noted, we are discussing all numbers except revenue on a non-GAAP basis. Non-GAAP numbers exclude stock-based compensation, depreciation and amortization, foreign exchange gains or losses, the uncertain tax position, component of income taxes and non-recurring acquisition and restructuring costs.
We will provide our full earnings release on February 26. And today, we are just providing a few brief highlights as a result of the Ulticom transaction. We are reconfirming our annual revenue guidance for 2014 which we provided on October 27, 2014, of $129 million to $131 million. We are also reconfirming our Q4 2014 revenue of $33.5 million to $35 million, an expected increase of 24% to 29% over Q4 2013.
Total year 2014 non-GAAP gross margin performance is expected to be in the range of 55.5% to 57%, which gets us to the low end of our guidance range. Q4 non-GAAP gross margins were lower than expected as the majority of our revenues came from initial product - production deployments or network build-out phase and did not reflect the capacity expansions that we anticipated. Two of our existing VoLTE and RCS customers, who were expected to buy a higher margin capacity expansion in Q4, postponed that purchase decision to first quarter of 2015. This will result in non-GAAP gross margin - profit margins that are lower than our guidance by between 3% and 4.5%.
Non-GAAP operating expenses are estimated to be $24 million to $24.1 million in Q4 2014 and would be $6.5 million to $6.6 million or 37% to 38% higher than they were in Q4 of 2013. The estimate for non-GAAP operating expense is $2.5 million to $3 million higher than the guidance range of $21 million to $21.6 million.
The key drivers for the increase in expenditures compared to the guidance range are: first, even with two customers postponing their purchases, our bookings were strong in the quarter, in fact they were 35% better than anticipated and this resulted in higher sales compensation costs of between $1.3 million and $1.6 million. The second factor is the Stoke acquisition. And while the Stoke acquisition will be neutral to the financial statements as we go through 2015, it added between $1.2 million and $1.4 million to our operations expenditures in Q4 of 2014. We will resolve this as we complete restructuring.
With lower gross margins than expected and the increased OpEx cost, our non-GAAP operating loss for Q4 2014 is expected to be in the range of a loss of $5.4 million to a loss of $3.8 million. And for the total year 2014, it is expected to be in the range of a loss of $7 million to a loss of $4.3 million.
Now, I'll provide our outlook for the first quarter of 2015 and also provide some directions on our total 2015. Revenue for the first quarter of 2015 is expected to be in the range of $39 million to $43 million. This includes the anticipated impact of the Ulticom acquisition. For Q1 2015, we expect non-GAAP gross profit margin percentages of 60% to 62%, which again reflect the Ulticom acquisition and the impact of the revenue recognition of one software-only project that moved from Q4 2014 to Q1 in 2015.
We expect non-GAAP operating loss for the first quarter of 2015 to be in the range of a loss of $4 million to a loss of $1.3 million. We are estimating a first quarter 2015 non-GAAP basis loss per share to be in the range of $0.17 loss to an $0.08 loss. This is based on 29 million shares on average outstanding.

Exhibit 99.3

For the total year 2015, we see revenues continuing to strengthen and with the Stoke and Ulticom acquisitions, we are now projecting our 2015 annual revenue to be in the range of $185 million to $195 million, representing annual growth against reported numbers of 43% to 49% over 2014. We expect to see total year-end non-GAAP gross profit margin at between 62% and 65% compared to the 55.5% to 57% range we're projecting for 2014. As a result, we expect non-GAAP operating income to be in the $13 million to $16 million range for 2015. We then expect that this delivers basic EPS in the range of $0.28 per share to $0.36 per share.
As noted at the beginning of the discussion, we'll provide full earnings release readout on February 26, 2015. And at the same time, we will fine tune our guidance for Q1 of 2015 and total year 2015.
Now I would turn it back to Pardeep.
Pardeep Kohli:
Terry, thanks. Now we will be happy to take a few questions.

QUESTION AND ANSWER SECTION

Operator: [Operator Instructions] Your first question comes from the line of Brian Modoff with Deutsche Bank.
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Brian Modoff
Deutsche Bank Securities, Inc.
Good morning, guys. A couple questions. One, in terms of the guide for the year, what percent of that is from your acquisitions?
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Terry Hungle
Chief Financial Officer
So, let me turn it around. If we looked at what Mavenir and I am going to put Mavenir and Stoke together, because those are relatively small pieces, or the Stoke piece is relatively small. We would have anticipated that those revenues would be $165 million to $170 million and then what we're looking to do with that on the impact of the Ulticom acquisition.
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Brian Modoff
Deutsche Bank Securities, Inc.
So the Ulticom acquisition is the remainder of the upward guidance?
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Terry Hungle
Chief Financial Officer
Yes. So we have growth in the Mavenir-only piece plus the Stoke acquisition, which on the last call we indicated that their revenues were approximately $7 million to $9 million. I think it will be probably in that range again for 2015, and then we add in the Ulticom.
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Brian Modoff
Deutsche Bank Securities, Inc.
Can you give us a rundown of the margins on Ulticom? I think these guys were public at one point a few years ago. Margins, are these more software-like margins? Can you give us a rundown of what they are like and does it...
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Terry Hungle
Chief Financial Officer
Go ahead.
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Brian Modoff
Deutsche Bank Securities, Inc.

Exhibit 99.3

Go ahead.
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Terry Hungle
Chief Financial Officer
Sorry, Brian. Finish your question. Sorry.
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Brian Modoff
Deutsche Bank Securities, Inc.
No. And does it help you at all from a quarterly standpoint from the linearity [ph] in the quarter (18:45) basis?
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Terry Hungle
Chief Financial Officer
So the Ulticom margins are very much software margins. There is very little hardware in their revenue base, so their margins are very, very strong, and those margins will help us. As Pardeep indicated, the revenue range of north of $22 million for 2014, and with that they were profitable and were generating cash. So their margins are strong. That will help us. From a linearity point of view, a sizeable piece of that business, because it is the Signalware business, it is maintenance and support revenues. Definitely that's linear and helps us to some extent.
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Brian Modoff
Deutsche Bank Securities, Inc.
Okay. And then last question. So strategically, and obviously you guys already had a relationship with them. Certainly understand the need for having your own diameter signaling capabilities. But what motivated you to acquire the company and how do you look about folding it into your own products and what capability you think it brings to your [ph] own other (19:48) products as well as selling them standalone? Thank you. That's my last question.
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Pardeep Kohli
President, Chief Executive Officer & Director
Yes. So as we had relationship with them for over two years. We have five customers together where we have the contract and we're supplying their product. We also have bid them over in over 10 key operators now. So I think this year we believe that as more and more LTE launches happen worldwide, there is an opportunity for selling this product in Western Europe as well as in Asia-Pac.

Obviously we always decide build versus buy and we decided to not build this product two years ago and walked with Ulticom, and going forward with the migration to virtualization, I think getting this product built into our platform and to be able to offer a complete core solution in a virtualized environment will be our competitive advantage.
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Brian Modoff
Deutsche Bank Securities, Inc.
Thank you.
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Operator: Thank you. Your next question comes from the line of James Faucette (sic) [Meta Marshall] (20:55) with Morgan Stanley.
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Meta A. Marshall
Morgan Stanley & Co. LLC
A quick question or couple of quick questions. How much of the revenue from Q4 is from VoLTE or voice over Wi- Fi wins versus some of the other new SBC or EPC wins?
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Terry Hungle

Exhibit 99.3

Chief Financial Officer
I think, Meta, the best way to answer that one is that we're still going through our financial process. We haven't got those numbers fully baked down yet, but I think it's fair to say that substantially our revenues come from VoLTE and voice over Wi-Fi and some of it from the RCS, but heavier on the VoLTE and the voice over Wi-Fi. And then we'll give additional color as we get towards the end of February.
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Meta A. Marshall
Morgan Stanley & Co. LLC
Okay. And then clarifying, you mentioned the Q1 gross margin guidance included the Ulticom acquisition and some of the new wins. But you didn't necessary mentioned whether the Q1 gross margin guidance included the two expected VoLTE contracts that kind of got deferred from Q4 to Q1. So, is that already built into the guidance? And do you kind of already know that those are going to kind of be purchased in Q1 or is that kind of [ph] on the come (22:25)?
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Terry Hungle
Chief Financial Officer
No. So, what I did say is that we built in one of those projects, and we reflected that it was a software, a largely software-only project, and that's included in the numbers. So, there's opportunity for maybe a little bit more. But we'll refine that as we go through the rest of the quarter. But one of them is definitely built in.
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Meta A. Marshall
Morgan Stanley & Co. LLC
Okay. And then two other just very quick questions. One, have you looked at realigning the compensation structure to better align bookings with expenses or are you comfortable with how it currently stands?
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Terry Hungle
Chief Financial Officer
Well, I'll tell you this much, Pardeep and I are certainly discussing our plans. Our compensation plan is delivering what we ask it to deliver, which is to capture the customers, build the momentum, and put us in a position to generate - own the customer and generate very, very strong revenues. So, it's delivering on that phase. The fact that we had very, very strong bookings in the Q4 leaves us in a very, very strong position. It's unfortunate that the costs are a little bit higher, but I think we'll see the benefit of that as we move into 2015 and beyond in revenues.
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Pardeep Kohli
President, Chief Executive Officer & Director
I think some of this, the good part of how the Q4 went was that we actually did get lot of bookings from new customers. So we, as you know, last year we had been doing trials and customers were about to make decisions and we were thinking it'll happen in Q2, Q3, but a lot of decisions got made in Q4 and we did get the rewards for it, but they just happened in big chunks. But good part is we did acquire a lot of good new customers and we were able to get the bookings much higher than our anticipation number even without the existing guys participating to the same extent.
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Meta A. Marshall
Morgan Stanley & Co. LLC
Okay. And then just final question. Are the VoLTE wins, are those from any of the 20 trials that are kind of been going on in Latin America and Asia Pac or are they kind of existing multinational customers in Europe?
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Pardeep Kohli
President, Chief Executive Officer & Director
No. These are new customers where we had been doing trials for I guess, say, three months to four months.
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Meta A. Marshall
Morgan Stanley & Co. LLC

Exhibit 99.3

Okay. Thank you.
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Operator: Thank you. Your next question comes from the line of Tal Liani with Bank of America.
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Tal Liani
Bofa Merrill Lynch
Hey, guys. I have a few questions. First, when are you going to close Ulticom? When is it going to start contributing to the financials?
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Terry Hungle
Chief Financial Officer
We anticipate closing it no later than the end of this month.
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Tal Liani
Bofa Merrill Lynch
Okay.
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Terry Hungle
Chief Financial Officer
[ph] End of 2015 (25:10).
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Tal Liani
Bofa Merrill Lynch
Got it. My first question is on the fundamentals. What triggered the push out in these to-be customers' deployments? Was it the technology issue? Was it business decision? I'm trying to understand what triggered the push out and what gives you the confidence that it's going to happen very soon.
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Pardeep Kohli
President, Chief Executive Officer & Director
So I think one of the customers - I think you can probably guess - so they had bought hardware lot more than they had software licenses for, and as they launched VoLTE in middle of last year, we were expecting that they'll consume their software licenses and they already had more hardware, so they will buy more software. It turned out, as lot of other people commented, they had some freeze in Q4 where they didn't, I guess, invest as much. So they already had the hardware and they could always use that hardware. So we looked at - in fact, we have looked at how much they used and they didn't even go beyond what they bought. So they definitely need to buy more and they have told us clearly that they will be buying it in this quarter.
And same thing I guess with one of our European operator. I think that one we are still working this through, but they've already - they bought more capacity. We already shipped the equipment. They have also to large extent accepted it. But with all the holidays and everything, we just need to make sure we are doing all the proper work we need to get done to recognize the bookings and the revenue. So the work got done. It's just that it didn't cross the enough whatever is needed for the process to be counted in.
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Tal Liani
Bofa Merrill Lynch
Got it. Is this a function of availability of capable handsets or is it conditioned on anything which is outside of your control or is it just the process the way you describe it, just check all the boxes?
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Pardeep Kohli
President, Chief Executive Officer & Director
I think in both cases it's the process, because in one case they just prioritized the capital money and they said, okay, I can

Exhibit 99.3

live without it for next month. And in the second case, they just ran out of time to give us the proper paperwork. But we did do all the work and hopefully we'll get that done very soon.
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Tal Liani
Bofa Merrill Lynch
Got it. Now second question is about margins. You anticipate first quarter gross margin to be midpoint at 61%. But for the year you're back, again. You're down again - no, sorry, I'm looking at the wrong one, scrap this question. I'm going to go back to the margins, but in a different way. In the last four quarters, you had four disappointments of gross margin. You're guiding - I looked before the different one, but you're guiding the year, margins will go up to 62% to 65%. What could drive another year of disappointments? We're just thinking about the worst case scenario. What could drive another year of disappointments in gross margin?
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Pardeep Kohli
President, Chief Executive Officer & Director
So, Tal, I guess in February, I remember, I guess when we did the very first call this year, we said we'll be in the range of 57% to 59% for the whole year. So, if you look at where we ended up, we are close to 57% at the low end. So given where we were in February last year to where we ended up, it's quite close. And as some of these things I just talked to you about, the project which I mentioned is a software only, if that had come, we would have exceeded the numbers and they would not have been an issue.

So, some of it is timing. But on the other hand, it's tough for us to look through everything. But as the market is evolving, as more and more carriers are going in a actual deployed state, the follow-on purchases don't cost us the same amount because the work is already done, and in some cases they're pure software licenses.

And the other thing is, as with our bookings, we do have good backlog. So, from there we can actually make a good judgment call on what these projects are about. So, at least we are quite confident. Terry, would you like to add?
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Terry Hungle
Chief Financial Officer
No, I think that's fair. I think the key thing to us getting to the software, the software revenues that are going to drive the margins in the right direction is getting the launches made, right. And so, as we anticipate, we had, as we talked last year, late last year in our conference call, we were anticipating a couple of European customer launches in late 2014, they've been moved into the first quarter of 2015, and I think that's a key element. So, as long as those networks get launched and as Pardeep talked in his numbers that we saw a lot of momentum coming from the Voice over Wi-Fi side. Those things will continue to help us achieve the margins. But if for some reason, the launches don't happen that's the downside scenario to all, if the launches don't happen that's the problem that we'll run into.
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Tal Liani
Bofa Merrill Lynch
Got it. Last question, I know it's difficult to answer. But Ulticom is not a new company. It has been around for many years. You are a newer company, and there are culture differences. You are also a very small company relatively speaking. What are your plans on integration? How do you plan to execute integration and bridge the culture gaps and the - just the size issues et cetera?
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Pardeep Kohli
President, Chief Executive Officer & Director
Yeah. So, they've only 82 people. So it's not the same company which has been I guess around for a long time. So it's a small company. The other one is that we have been working with them for over two years. We have five customers together. We actually work with them on a day-to-day basis as we bid in new accounts. And so in some ways there is already working relationship between the sales teams as well as support and the R&D teams. We actually have, I guess, [ph] supported their (31:31) software on our platform even last year. So, there has been work going on, people are familiar with each other. And as I said, they are only 80 people, total 82 actually. So, it's not a difficult to integrate.
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Exhibit 99.3

Terry Hungle
Chief Financial Officer
And I guess I will just add that our plan would be to integrate them, right. We won't leave them as a standalone entity. I think the faster we can integrate them, we can address the cultural issues, but from a product and working relationships, much of that is already in place.
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Tal Liani
Bofa Merrill Lynch
And do you expect any charges for the integration? Any special expenses?
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Terry Hungle
Chief Financial Officer
There will be some restructuring charges, but as I described in my opening comments, we will exclude the restructuring charges from our non-GAAP performance.
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Tal Liani
Bofa Merrill Lynch
Got it. Okay. Thank you.
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Operator: Thank you. Your next question comes from the line of Ryan Hutchinson with Pacific Crest.
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Ryan C. Hutchinson
Pacific Crest Securities LLC
Hey, good morning, guys. Congrats on the acquisition. So, I guess, my question is Ulticom did about $10 million in revenue, low-70%s gross margin before went private. So, what changes to the product set happened over the course of, I guess, a couple of years that has revenues I think in the [ph] low-$20 millions (32:48), and is that gross margin assumption accurate in terms of how we think about it moving forward? I know you've touched on it briefly in an earlier question. So, that's question number one. And then as it relates to that, you did give total 2015, but could you give us a breakout for Mavenir and Ulticom for Q1 as well because currently it looks like the Street is around $35 million, I think you've guided to the [ph] high-$30 millions (33:13), and so how much of that is Ulticom related? Thanks.
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Pardeep Kohli
President, Chief Executive Officer & Director
See, regarding the products right, so as you pointed out, I mean that company has been around for a long time, but they were originally doing only SS7 solutions. Over the last three years, they have been working on the Diameter solution similar to what you saw other companies like Tekelec and other people do. So, we have been working with them on both sides, because all our SS7 products use Ulticom stack from the signaling side and we have been working with them on the Diameter solutions. And so, we have now - as I said, we have deployed them in five of our customer base. So, we are quite familiar with that product. Do you want to address the margin piece?
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Terry Hungle
Chief Financial Officer
So, I mean, the margins are - I think your thinking was in the right way. I think we, I guess, addressed it in probably one of the previous questions that we very much software, very little services, very little hardware in the revenue mix. So, their margins are very high and probably north of the number you quoted, Ryan, north of the 70%. So, it's good strong margins.

Now, I think the next question you asked then was the breakout of Ulticom in Q1. So, we're assuming a January 30 type of closing arrangements, I think that's the Friday. If - assuming it's not later than that, then we would - then what we've put into our plans at this point is approximately $3 million to $4 million from Ulticom for Q1 and we'll
- if we close earlier, we can - maybe we can get a little bit more, but that's where we should be. So, I think without Ulticom, we'd be looking at 36% to 40%, somewhere in that range.
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Exhibit 99.3

Ryan C. Hutchinson
Pacific Crest Securities LLC
Okay. And just to clarify the first question, having done around I guess $9 million to $10 million a quarter prior, the difference just is that is the shift in terms of their focus on the product, just to be clear there in terms...
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Pardeep Kohli
President, Chief Executive Officer & Director
Yeah, but I guess the overall SS7 market went down over the last five years, right.
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Ryan C. Hutchinson
Pacific Crest Securities LLC
Yeah.
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Pardeep Kohli
President, Chief Executive Officer & Director
So, it's not a - so, I think they probably went through the whole cycle, which you saw other people go through, but obviously we are interested in their new products, but on the other hand, all their products give away good stable cash and we will support that as well.
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Ryan C. Hutchinson
Pacific Crest Securities LLC
Okay. And then final question, just reconciling the 35% increase in bookings relative to what appears to be revenue for Q4 broadly in line with the prior guidance. I'm just trying to understand the relationship between the two. Should we think about the bookings convert to revenue over a period of two quarters, four quarters? How should we think about that? Thanks.
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Terry Hungle
Chief Financial Officer
Yeah, the bulk of it will convert over four quarters with, probably looking, not necessarily at immediate next quarter, but if I said, second quarter and third quarter would be the strong quarters of 2015 from the bookings that came in in Q4.
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Ryan C. Hutchinson
Pacific Crest Securities LLC
Okay. Thanks, guys.
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Operator: Thank you. Our next question comes from the line of Matthew Robison with Wunderlich Securities.
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Matt Robison
Wunderlich Securities, Inc.
Hi, thanks for taking my question. When you guys acquired Stoke, you described the deal terms even though it's pretty small. Can you give us a little bit more on the Ulticom deal terms? And also with your OEM versus - how does the amount of business that you'd anticipated for your resale compare to this, what looks like $20 million to
$25 million for next year from Ulticom. And then I guess, Terry, on the share count, you didn't get any EPS or share count specifics for the fourth quarter, and you talked about basic share count for 2015. Can you give us a little perspective on what we should be looking at in terms of fully diluted share count when you turn profitable and maybe a little background on the absence of these EPS guidance for the fourth quarter?
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Terry Hungle
Chief Financial Officer
Yeah. So I guess first thing, I'd say Matt is that this was just intended to be a brief highlight and we'll definitely get into all the

Exhibit 99.3

details as we do our earnings release on February 26. But let's go back through the questions again. So, deal terms...
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Pardeep Kohli
President, Chief Executive Officer & Director
Purchase price?
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Terry Hungle
Chief Financial Officer
Purchase price, it's an all cash transaction for approximately $20 million or for $20 million there is customary closing conditions, those kinds of things, but it's an all - we're purchasing the stock of the company, and that's the transaction. Okay? Share count, the basic EPS, I guess we'd look - I guess for 2015, we'd be talking $29.3 million to $29.5 million. And on a fully diluted basis, we'd be looking at approximately $32 million, we'll crisp that up for the next call, but that's the rough ranges at this point.
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Matt Robison
Wunderlich Securities, Inc.
So the $20 million, can you talk what's the mix of SS7 versus diameter for Ulticom?
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Terry Hungle
Chief Financial Officer
Well, yeah - I mean - I guess the way we'd put it is that the SS7 has been the biggest piece of their business. [ph] Its slots (38:50) are slightly declining and the diameter piece is growing at a pretty rapid pace. So again we know what those numbers are, we'll factor in as we look forward how that's going to affect us.
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Pardeep Kohli
President, Chief Executive Officer & Director
I mean in our own business we did last year, about $4 million of our revenue came by selling their product. So obviously, there is some overlap but it's growing pretty good from their perspective.
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Matt Robison
Wunderlich Securities, Inc.
So we could kind of look at that $22 million growing to a range of $20 million to $25 million, if you take the $4 million, you can maybe think of that as in terms of the organic growth of Ulticom maybe that's more like $24 million to $29 million?
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Terry Hungle
Chief Financial Officer
Probably a little, not quite that high as the high end, right, because as I said, the SS7 business is flat to slightly declining and that's offsetting some of the growth rate. The growth is on the smaller base, so good growth there. It doesn't quite offset some of the smaller decline on the bigger base.
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Matt Robison
Wunderlich Securities, Inc.
Okay. And the two that slipped, you got one, you think it's going to happen this quarter; did it already happen this quarter?
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Terry Hungle
Chief Financial Officer
It hasn't happened yet this quarter.
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Matt Robison

Exhibit 99.3

Wunderlich Securities, Inc.
Okay. Thanks a lot.
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Operator: Thank you. Your next question comes from the line of Sanjiv Wadhwani with Stifel.
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Sanjiv R. Wadhwani
Stifel, Nicolaus & Co., Inc.
Thanks. Just two small questions. One is, it looks like you had four or five customers that you've jointly sold to, but can you talk about a) how many customers Ulticom has and how many are overlapping customers versus being new customers for you, just given that, I think that was one of the basis of the acquisition that you probably get exposure to some brand new Tier 1s?
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Pardeep Kohli
President, Chief Executive Officer & Director
So, I think, they have 10 customers and five of them are through us.
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Sanjiv R. Wadhwani
Stifel, Nicolaus & Co., Inc.
Okay. So there are five customers that would be brand new to you basically.
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Pardeep Kohli
President, Chief Executive Officer & Director
That's correct.
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Sanjiv R. Wadhwani
Stifel, Nicolaus & Co., Inc.
Got it. Okay. And then just any clarity on the competitive dynamic in the diameter signaling market, I know there are a couple of players over there that have been acquired. But just in terms of market share, would you say that Ulticom is sort of in the top two, top three, just any clarity of that would be helpful? Thanks.
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Terry Hungle
Chief Financial Officer
I mean, I think you're probably familiar, right. So Oracle acquired Tekelec and Acme Packet, so they together had close to 75% market share. Traffix got acquired by F5, so they had another, I guess, 10% to 15%. And the others were quite small, all of them including Ulticom. But I think that's a story which largely came from the North American market, but as the VoLTE and LTE launches happen in Europe and in Asia-Pac, I think there is an opportunity now for everybody to go acquire that market and timing is right for us to get into this space.
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Sanjiv R. Wadhwani
Stifel, Nicolaus & Co., Inc.
Got it. All right. That's helpful. Thank you.
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Operator: Thank you. Our next question comes from the line of James Faucette (sic) [Meta Marshall] (42:13) with Morgan Stanley.
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Meta A. Marshall
Morgan Stanley & Co. LLC
Circling back on one last thing. I guess were you surprised, because I guess our question is with kind of both networks being live and devices and the iPhone 6 kind of being out. So, there being kind of enough devices in the market, why there

Exhibit 99.3

weren't kind of have been more VoLTE licenses purchased, kind of by North American carriers in the fourth quarter? So, is it that their launches are going slower than expected or they're just deferring purchases or that they had just bought so much ahead of time that we've been kind of blow through capacity in this quarter? Thanks.
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Pardeep Kohli
President, Chief Executive Officer & Director
So, I mean, this maybe you're right where customer had the hardware and they had software licenses. So, let's say, I'm just giving you example numbers, these are not real numbers that if somebody had a hardware of $10 million and they had brought licenses of $3 million, they knew that okay if they needed $5 million, it will run, because hardware is there and it's only a matter of buying [ph] two (43:19). So, I think, as I said, in some cases, they did exceed with all the sales they made in the fourth quarter, they did exceed the number of $3 million as an example. But what can we do, I mean we're not - so, we just have to - and they told us clearly, that we may exceed, but we'll give you POs in next quarter. So, these are those kind of scenarios.
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Meta A. Marshall
Morgan Stanley & Co. LLC
Okay. Thanks.
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Pardeep Kohli
President, Chief Executive Officer & Director
In fact, I guess to answer your question another way, is also based on what we have seen the VoLTE, I guess the ramps have been very good. And in the customer base, which I guess whenever these carriers announce, you'll find that they have been able to ramp up quite fast.
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Meta A. Marshall
Morgan Stanley & Co. LLC
Great. Thank you.
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Operator: Thank you. We have reached the allotted time for questions and answers. I would now like to turn the call back over for closing remarks.
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Maryvonne Tubb
Investor Relations Officer
Thank you all for your time today. And that's all for today. Thank you.
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Operator: Thank you. That does conclude today's conference. You may now disconnect.